SCOTTISH WIDOWS INVESTMENT PARTNERSHIP TRUST
GLOBAL EMERGING MARKETS FUND
Supplement dated September 22, 2008 to the
Prospectus dated January 18, 2008
Liquidation of the Global Emerging Markets Fund
The Board of Trustees of Scottish Widows Investment Partnership Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”), which calls for the complete liquidation (the “Liquidation”) of the Global Emerging Markets Fund series of the Trust (the “Fund”). Pursuant to the Plan, all or substantially all of the assets of the Fund will be distributed to shareholders on or before September 30, 2008. Following completion of the Liquidation, the Trust will be dissolved. The Board approved the Liquidation based upon the recommendation of Scottish Widows Investment Partnership Ltd., investment adviser to the Fund.
Investors should be aware that the Fund is closed to new shareholder accounts and to further purchases by existing shareholders.